Summary of significant accounting policies (Details Narrative)	12 Months Ended
Jun. 30, 2021
Accumulated inflation rate, description	the standard details a series of factors to be considered, including the existence of an accumulated inflation rate in three years that is approximate or exceeds 100%. Accumulated inflation in Argentina in the last three years is over 100%.
Associates voting rights, description	Associates are all entities over which the Group has significant influence but not control, usually representing an interest between 20% and at least 50% of the voting rights.
Argentine peso suffered, description	During the years ended June 30, 2021, 2020 and 2019, the Argentine Peso suffered a decrease in its value compared to the US dollar and other currencies close to 26%, 40% and 47%, respectively
Statutory asset tax rate	1.00%
Minimum presumed income tax payable period	10 years